UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 8, 2007
                                                   (January 2, 2007)


                                  WI-TRON, INC.
             (Exact name of registrant as specified in its charter)


Delaware                             0-21931                      22-3440510
---------------               --------------------           -------------------
(State or Other               (Commission File No.)             (IRS Employer
Jurisdiction                                                 Identification No.)
Incorporation)


                               59 LaGrange Street
                            Raritan, New Jersey 08869
                     ---------------------------------------
                     (Address of Principal Executive Office)


                                 (908) 253-6870
               --------------------------------------------------
               Registrant's telephone number, including area code


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                 Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

      On February 7, 2007, the Registrant accepted the resignations of Craig H. Bird as its Secretary and Director, and Jessica Hye Lee as its Chief Financial
Officer and Director, effective January 31, 2007 and January 2, 2007, respectively. There were no disagreements with Ms. Lee, but Mr. Bird provided a letter to the Registrant, described below.

      Mr. Bird by letter dated January 24, 2007, attached hereto, announced his resignation effective as of January 31, 2007. According to the letter, Mr. Bird resigned amicably, but mentioned his inability to retrieve certain information from the Registrant in order for him to proceed with his duties. The Registrant accepted Mr. Bird's resignation, and the Registrant believes it provided adequate information to Mr. Bird. Mr. Bird also discusses fees owed to him by the Registrant. The Registrant has not yet taken a position on these fees, but will seek to reach an amicable settlement with Mr. Bird.

      On February 7, 2007, the Registrant provided Mr. Bird with its disclosures in this Form 8-K disclosing his departure as a Director, and requested in writing that Mr. Bird furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether or he agrees with such disclosures. Mr. Bird's response is filed as an exhibit to this Current Report on Form 8-K.

                  Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

17.1  Letter from Craig H. Bird announcing resignation
17.2  Letter from Craig H. Bird regarding this Form 8-K.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                                   WI-TRON, INC.

Date: February 8, 2007                    By: /s/ John Chase Lee
                                              -------------------------------
                                                  John Chase Lee, President



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